UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 18, 2013

Exact Name of Registrant as
Specified in Its Charter:	CALAMP CORP.

DELAWARE	0-12182	95-3647070
State or Other Jurisdiction of	Commission	I.R.S. Employer
Incorporation or Organization	File Number	Identification No.

Address of Principal Executive Offices:	1401 N. Rice Avenue
Oxnard, CA 93030

Registrant's Telephone Number, Including
Area Code:	(805) 987-9000

Former Name or Former Address,
if Changed Since Last Report:	Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     The information set forth in Exhibit 99.1 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in Exhibit 99.1 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On December 23, 2013, CalAmp Corp. issued a press release announcing its financial results for the third quarter ended November 30, 2013. A copy of the press release is attached as Exhibit 99.1.

     A conference call with simultaneous webcast to discuss the financial results for the third quarter ended November 30, 2013 will be held today, December 23, 2013 at 4:30 p.m. Eastern Time. After the live webcast of the conference call, an audio replay will remain available until the next quarterly conference call in the Investor Relations section of CalAmp's website at www.calamp.com.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 20, 2013, Amal M. Johnson was elected to the Registrant's Board of Directors, increasing the number of directors to seven. Ms. Johnson was not elected pursuant to any arrangement or understanding between her and any other persons. A copy of the press release announcing Ms. Johnson’s appointment to the Board is attached as Exhibit 99.2.

     Prior to the election of Ms. Johnson as a director, and in accordance with Article VI of the Registrant’s Amended and Restated Certificate of Incorporation, the size of the Registrant’s Board of Directors was increased from six to seven directors by a Board resolution adopted on December 20, 2013.

Item 8.01 Other Events.

     On December 18, 2013, the Company acquired Radio Satellite Integrators, Inc. (“RSI”) for a cash payment at closing of $6.5 million and future earn-out payments based on post-acquisition sales and gross profit performance in the aggregate estimated amount of $2.4 million that is payable quarterly over two years. RSI is a privately-held provider of fleet management solutions primarily to municipal government agencies supporting applications targeted at public works, waste management, transit and public safety. A copy of the press release announcing the RSI acquisition is attached as Exhibit 99.3.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

99.1	Press release of the Registrant dated December 23, 2013 announcing results of operations for the third quarter ended November 30, 2013.

99.2	Press release of the Registrant dated December 23, 2013 announcing the election of Amal M. Johnson to the Board of Directors.

99.3	Press release of the Registrant dated December 18, 2013 announcing the acquisition of Radio Satellite Integrators.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

CALAMP CORP.

December 23, 2013	By:	/s/ Richard Vitelle
Date	Richard Vitelle
Executive Vice President and CFO
(Principal Financial Officer)